Impax Funds Series Trust I

Impax US Sustainable Economy Fund, Impax Global Women’s Leadership Fund,
Impax International Sustainable Economy Fund

Supplement dated May 29, 2026

to the Prospectus and Statement of Additional Information,

each dated May 1, 2026

Effective June 1, 2026, the Prospectus and Statement of Additional Information are amended, as follows:

Prospectus

Under Portfolio Managers, the table of Portfolio Managers for Impax US Sustainable Economy Fund is deleted and replaced in its entirety with the following:

Portfolio Manager	Since	Title
Scott LaBreche	2021	Portfolio Manager
Robb Ruhr	2026	Portfolio Manager

Under Portfolio Managers, the table of Portfolio Managers for Impax Global Women’s Leadership Fund is deleted and replaced in its entirety with the following:

Portfolio Manager	Since	Title
Scott LaBreche	2014	Portfolio Manager
Robb Ruhr	2026	Portfolio Manager

Under Portfolio Managers, the table of Portfolio Managers for Impax International Sustainable Economy Fund is deleted and replaced in its entirety with the following:

Portfolio Manager	Since	Title
Scott LaBreche	2015	Portfolio Manager
Robb Ruhr	2026	Portfolio Manager

The description of Christine Cappabianca under Portfolio Managers is deleted in its entirety.

The following description of Robb Ruhr is added immediately above the description of Peter Schwab under Portfolio Managers:

Robb Ruhr, CFA is a Portfolio Manager of the US Sustainable Economy Fund, the Global Women’s Fund and the International Sustainable Economy Fund. Mr. Ruhr joined Impax in 2022, where he initially led the Portfolio Specialist team and worked closely with the firm’s portfolio management and portfolio construction teams. Prior to joining Impax, Mr. Ruhr was a senior portfolio specialist in the systematic group at Allspring Global Investments (formerly Wells Fargo Asset Management), where he was responsible for representing the systematic investment team on equity and alternative products with investors and consultants globally. Mr. Ruhr began his career at UBS AG, where he held roles in interest rate and equity trading groups in London and Stamford, CT.  He then moved to GE Asset Management where he served as an equity portfolio analyst in the listed equity team, an asset allocation analyst for the GE Pension, and also held roles in client service and business development. He holds a bachelor’s degree in economics from the University of Calgary and is a CFA® Charterholder.

Statement of Additional Information

The table summarizing information regarding other accounts managed by the portfolio managers of the Funds, other than the Funds themselves, is replaced in its entirety with the following:

Portfolio Manager	Number of Other Pooled Vehicles Managed	Other Pooled Vehicles AUM $ (million)	Number of Other Accounts Managed	Other Accounts AUM $ (million)	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies AUM $ (million)
Joseph Cordi	2	$7.90	1	$33.89	0	$ 0
Amber Fairbanks	4	$196.21	1	$33.89	0	$ 0
Curtis Kim	1	$5.51	0	$ 0	0	$ 0
Scott LaBreche	0	$ 0	0	$ 0	0	$ 0
Kirsteen Morrison	0	$ 0	0	$ 0	0	$ 0
Nathan Moser	1	$5.51	0	$ 0	0	$ 0
Ross Pamphilon	0	$ 0	0	$ 0	0	$ 0
Robb Ruhr[1]	0	$ 0	0	$ 0	0	$ 0
Peter Schwab	0	$ 0	1	$91.51	0	$ 0
Anthony Trczinka	0	$ 0	1	$91.51	0	$ 0

[1]	Information for Mr. Ruhr is provided as of May 28, 2026.

The section entitled Portfolio Managers–Ownership of Securities is replaced in its entirety with the following:

Unless otherwise stated, as of December 31, 2025 (i) the dollar value of shares of the Large Cap Fund owned beneficially by Joseph Cordi was $50,001- $100,000; and by Amber Fairbanks was $100,001- $500,000; (ii) the dollar value of shares of the Small Cap Fund owned beneficially by Curtis Kim was $10,001-$50,000; and by Nathan Moser was $100,001- $500,000; (iii) the dollar value of shares of the US Sustainable Economy Fund owned beneficially by Scott LaBreche was $100,001-$500,000; and by Robb Ruhr was $01; (iv) the dollar value of shares of the International Sustainable Economy Fund owned beneficially by Scott LaBreche was $100,001-$500,000; and by Robb Ruhr was $01; (v) the dollar value of shares of the Global Women’s Fund owned beneficially by Scott LaBreche was $50,001-$100,000; and by Robb Ruhr was $01; (vi) the dollar value of shares of the Global Environmental Markets Fund owned beneficially by Luciano Lilloy was $0; by Fotis Chatzimichalakis was $0; and by Sanjeev Lakhani was $0; (vii) the dollar value of shares of the Global Opportunities Fund owned beneficially by Kirsteen Morrison was $0; and by Amber Fairbanks was $0; (viii) the dollar value of shares of the Core Bond Fund owned beneficially by Anthony Trzcinka was $10,001-$50,000; and by Ross Pamphilon was $0; (ix) the dollar value of shares of the High Yield Bond Fund owned beneficially by Peter Schwab was $500,001- $1,000,000; (x) the dollar value of shares of the Sustainable Allocation Fund owned beneficially by Nathan Moser was $100,001-$500,000; by Peter Schwab was $100,001-$500,000; by Anthony Trzcinka was $100,001-$500,000; and by Kirsteen Morrison was $0.

1 Information for Mr. Ruhr is provided as of May 28, 2026.